AMENDMENT NO. 1 TO CREDIT FACILITIES
                      AND REIMBURSEMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT FACILITIES AND REIMBURSEMENT
AGREEMENT (this "Agreement") is made and entered into as of this 14th day of January, 1997 among:

     PROFFITT'S, INC., a Tennessee corporation having a principal place of business in Alcoa, Tennessee (the "Borrower"); and

     Each lender executing and delivering a signature page hereto
(hereinafter such lenders may be referred to individually as a "Lender" or collectively as the "Lenders"); and

     NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("NationsBank"), in its capacity as agent for the Lenders (in such capacity, the "Agent");

                        W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Agent have entered into a Credit Facilities and Reimbursement Agreement dated as of October 11, 1996 (the "Credit Agreement"), pursuant to which the Lenders agreed to make certain Advances to the Borrower;

     WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

     2. Amendment. Subject to the terms and conditions set forth herein, and in accordance with Section 11.06 of the Credit Agreement, the Credit Agreement is hereby amended as follows:

          Section 8.09 is amended to add a new subsection (ix) thereto which shall read in its entirety as follows:

               "(ix)      wholly owned Subsidiaries of the Borrower or
          its Subsidiaries created and operating for the exclusive purpose of conducting the accounts receivable securitization of the Borrower and its Subsidiaries in the ordinary course of business and consistent with past practice not to exceed $30,000,000; provided further, investments made in such Subsidiaries on or prior to the date hereof and the retained earnings of such Subsidiaries as of the date hereof may be transferred between such Subsidiaries or between the parent and such Subsidiary without limitation."

     3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

          (a)  The representations and warranties made by Borrower in
     Article VI of the Credit Agreement are true and correct on and as of the date hereof;

          (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the most recent financial reports of the Borrower dated November 2, 1996 received by the Agent and the Lenders under Section 7.01(b) of the Credit
     Agreement, other than changes in the ordinary course of business;

          (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the most recent financial report of the Borrower and its Subsidiaries dated November 2, 1996 received by the Agent and the Lenders under
     Section 7.01(b) of the Credit Agreement, have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

          (d) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default on the part of the Borrower under the Credit Agreement.

     4. Conditions Precedent. The effectiveness of this Agreement is subject to the following:

          (a)  The Agent shall have received:

                     (i) eighteen (18) counterparts of this Agreement duly executed by the Required Lenders; and

                    (ii) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

       (b) All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

  5. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

  6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified, waived or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

  7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

  8. Governing Law. This Amendment Agreement shall in all respects be governed by the laws and judicial decisions of the state of Tennessee.

  9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

  10. Credit Agreement. All references in any of the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.

  11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

  12. Consent of Guarantors. Each of the Guarantors by their execution and delivery hereof (i) consent and agree to the amendments to the Credit Agreement set forth herein and (ii) reaffirm their obligations set forth in the Guaranty.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                           PROFFITT'S, INC.


                           By: _______________________________
                           Title:  Chief Financial Officer and
                                     Executive Vice President


ATTEST:

------------------------
  Asst. Secretary


(Seal)

                           Agent:


                           NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, as Agent for the Lenders


                           By: _________________________
                           Title: Vice President

                           Lenders:

                           NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION


                           By:  __________________________
                           Title: _______  Vice President



                           NATIONAL CITY BANK, KENTUCKY


                           By:  __________________________
                           Title: __________ Vice President



                           SOUTHTRUST BANK OF ALABAMA, N.A.


                           By:  __________________________
                           Title: ________________________



                           DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                           Cayman Islands Branch


                           By:  __________________________
                           Title: ________________________

                           By:  __________________________
                           Title: ________________________



                           DEPOSIT GUARANTY NATIONAL BANK


                           By:  __________________________
                           Title: Senior Vice President


                           FIRST TENNESSEE BANK NATIONAL ASSOCIATION


                           By:  __________________________
                           Title: Senior Vice President



                           THE BANK OF NOVA SCOTIA


                           By:  __________________________
                           Title: Relationship Manager



                           AMSOUTH BANK OF ALABAMA


                           By:  __________________________
                           Title: Vice President



                           BANK OF AMERICA ILLINOIS


                           By:  __________________________
                           Title: Vice President



                           HIBERNIA NATIONAL BANK


                           By:  __________________________
                           Title: National Accounts Representative



                           FIRST AMERICAN NATIONAL BANK


                           By:  __________________________
                           Title: Vice President


                           NORWEST BANK IOWA, N.A.


                           By:  __________________________
                           Title: Vice President



                           THE FIRST NATIONAL BANK OF CHICAGO


                           By:  __________________________
                           Title: Managing Director



                           CREDIT LYONNAIS ATLANTA AGENCY


                           By:  __________________________
                           Title: Vice President



                           CREDIT LYONNAIS NEW YORK BRANCH

                           By:_______________________________
                           Title: Senior Vice President


  Acknowledged, agreed and consented to, this the _____ day of January, 1996.

                                PROFFITT'S INVESTMENTS, INC.
                                PDS AGENCY, INC.
                                McRAE'S, INC.
                                McRAE'S OF ALABAMA, INC.
                                YOUNKERS, INC.
                                PARISIAN, INC.
                                PROFFITT'S OF TRI-CITIES, INC.
                                PARISIAN OF TENNESSEE, INC.
                                PARISIAN MANAGEMENT CO.
                                HESS SPECIALTY DEPARTMENT
                                 STORE, LLC

                                By:
                                     ________________________
                                Name:  Douglas E. Cotharp


Nations Bank
600 Peachtree Street, N.E.
21st Floor
Atlanta, GA  30308-2213

NATIONS BANK


February 24, 1997


Proffitt's, Inc.
3455 Highway 80 West
Jackson, Mississippi  39209
Attention:  Mr. Douglas E. Coltharp

  Re: $275,000,000 Credit Facilities and Reimbursement Agreement among NationsBank of Texas, National Association, as Agent, the
       Lenders party thereto and Proffitt's, Inc.

Dear Ladies and Gentlemen:

Reference is hereby made to that certain Credit Facilities and Reimbursement Agreement dated as of October 11, 1996, as amended by that certain Amendment No. 1 to Credit Facilities and Reimbursement Agreement dated as of January 14, 1997 (the "Credit Agreement") by and among Proffitt's, Inc. (the "Borrower"), NationsBank of Texas, National Association, as Agent (the "Agent"), and the Lenders party thereto (the "Lenders"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

As set forth in that certain request letter dated February 11, 1997 from Mr. Douglas E. Coltharp (the "Request Letter"), a copy of which is attached hereto, the Borrower is considering selling seven (7) Virginia based Proffitt's division stores to Dillard Department Stores, Inc. The proposed sale is only for the fixed assets of such stores. The Borrower warrants that the representations set forth in the Request Letter are true and accurate and further acknowledges that the Agent and Lenders are each relying on such representations.

Section 2.09(b) of the Credit Agreement requires that Net Proceeds in excess of $10,000,000 during any consecutive twelve (12) month period be used to reduce permanently the Total Revolving Credit Commitment. The Borrower estimates the excess Net Proceeds will be approximately $7,950,000 and request that the Agent and Lenders to waive the requirements of Section 2.09(b) as it pertains to the sale of the fixed assets of the seven (7) Virginia stores and the application of excess Net Proceeds as a permanent reduction to the Total Revolving Credit Commitment.

Pursuant to the request of the Borrower as set forth in the Request Letter and in accordance with Section 11.06 of the Credit Agreement, the Agent and the Lenders hereby waive the requirements of Section 2.09(b) of the Credit Agreement solely as it pertains to the application of excess Net Proceeds from the sale of the fixed assets of the seven (7) Virginia stores and further agree that none of the sale proceeds from the sale of the fixed assets of the seven (7) Virginia stores shall count against the $10,000,000 Net Proceeds threshold set forth in
Section 2.09(b) as measured during any twelve (12) month period which includes the date on which such sale occurs; provided, however, nothing contained herein shall be deemed a future waiver of Section 2.09(b) or a waiver of any other term or provision of the Credit Agreement or any other Loan Document.

The Borrower hereby acknowledges that the waivers contained in this letter are granted by the Agent and the Lenders only for the limited purpose set forth herein and each term and provision of the Credit Agreement continues in full force and effect. The waivers are granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the further ability of the Agent or the Lenders to declare a default under or otherwise enforce the terms of the Credit Agreement.

None of the terms or conditions of this Letter Agreement may be changed, modified, waived, or canceled, except by writing signed by all the parties hereto, specifying such change, modification, waiver, or cancellation. Except as otherwise specifically set forth herein, the Credit Agreement and all the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one instrument.

Sincerely yours,


Kathryn W. Robinson
Senior Vice President

CONSENT TO
this 28th day of February, 1997

                                Agent:

                                NATIONSBANK OF TEXAS, NATIONAL
                                ASSOCIATION, as Agent for the Lenders


                                By:
                                     ------------------------
                                     Kathryn W. Robinson


                                Lenders:

                                NATIONSBANK OF TEXAS, NATIONAL
                                ASSOCIATION

                                By:
                                     --------------------------
                                Title:  Senior Vice President


                                NATIONAL CITY BANK, KENTUCKY

                                By:
                                     ---------------------------
                                Title:  Vice President


                                SOUTHTRUST BANK OF ALABAMA, N.A.

                                By:
                                     ---------------------------
                                Title:  Vice President


                                DG BANK DEUTSCHE GENOSSENSCHAFTBANK
                                Cayman Islands Branch

                                By:
                                     ----------------------------
                                Title:  Senior Vice President

                                By:
                                     ----------------------------
                                Title:  Assistant Vice President


                                DEPOSIT GUARANTY NATIONAL BANK


                                By:
                                     ----------------------------
                                Title:  Senior Vice President


                                FIRST TENNESSEE BANK NATIONAL
                                ASSOCIATION

                                By:
                                     ----------------------------
                                Title:  Senior Vice President


                                THE BANK OF NOVA SCOTIA

                                By:
                                     ----------------------------
                                Title:  Relationship Manager


                                AMSOUTH BANK OF ALABAMA

                                By:
                                     ----------------------------
                                Title:  Vice President


                                BANK OF AMERICA ILLINOIS

                                By:
                                     ----------------------------
                                Title:  Vice President


                                HIBERNIA NATIONAL BANK

                                By:
                                     ----------------------------
                                Title: National Accounts Representative



                                FIRST AMERICAN NATIONAL BANK

                                By:
                                     -----------------------------
                                Title: Vice President


                                NORWEST BANK IOWA, N.A.


                                By:
                                     -----------------------------
                                Title: Vice President


                                THE FIRST NATIONAL BANK OF CHICAGO

                                By:
                                     ----------------------------
                                Title: Managing Director


                                CREDIT LYONNAIS ATLANTA AGENCY

                                By:
                                     ----------------------------
                                Title: Vice President


                                CREDIT LYONNAIS NEW YORK BRANCH

                                By:
                                     ----------------------------
                                Title: Senior Vice President


    Acknowledged, agreed and consented to, this the 28th day of February, 1997.

                           Borrower:

                           PROFFITT'S, INC.


                           By:__________________________
                           Name:________________________
                           Title:_________________________


                           Guarantors:

                           McRAE'S, INC.
                           McRAE'S OF ALABAMA, INC.
                           YOUNKERS, INC.
                           PARISIAN, INC.
                           PROFFITT'S OF TRI-CITIES, INC.
                           McRAE'S STORES PARTNERSHIP
                           G.R. HERBEGERS, INC.

                           By:  ________________________________
                           Name:________________________________
                           Title: ______________________________


                      AMENDMENT TO YOUNKERS, INC.
                    DEFERRED COMPENSATION AGREEMENT

    It is agreed that the distribution provisions of each of the Deferred Compensation Agreements between Younkers, Inc. ("Younkers") and W.
Thomas Gould (the "Employee"), dated June 10, 1985, January 1, 1987, January 1, 1988 and December 28, 1988, as amended effective September
30, 1991 (the "1991 Amendment"), are hereby amended effective February 13, 1997, as follows:
1. The first sentence of Paragraph 2 (a) of the 1991 Amendment is amended to read in its entirety as follows:
       (a) Following termination of the services of the Employee with Proffitt's, Inc. ("Proffitt's) for any reason (including but not limited to death, total and limited disability, retirement and voluntary termination as an employee), Proffitt's shall distribute to Employee or his beneficiary(ies), pursuant to paragraph (b) below, shares of Proffitt's stock represented by the units in said Stock Account, together with any assets credited to the Cash Account (including interest).

2. Paragraph 2 (b) of the 1991 Amendment is amended to read in its entirety as follows:
       (b) Upon the first to occur of the Employee's termination of employment, death or total and permanent disability, all benefits payable hereunder (including without limitation, all interest credits thereof) shall be paid on the first business day in January of the year immediately following such event.

    IN WITNESS WHEREOF, the parties have execute this Amendment on the date and year first above written.

                                PROFFITT'S, INC.


                           By:  __________________________
                                R. Brad Martin
                                Chairman of the Board of
                                Directors and Chief
                                Executive Officer


                                EXECUTIVE



                                ____________________________
                                W. Thomas Gould

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